iShares®

iShares Trust

Supplement dated July 27, 2007

to the Prospectus dated July 1, 2007

for the iShares Lehman and iBoxx Series (the “Prospectus”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the iShares Lehman and iBoxx Bond Funds.

The following information replaces the first four paragraphs under the heading “Portfolio Managers” beginning on page 34:

Joseph Kippels and Lee Sterne are primarily responsible for the day-to-day management of the Treasury Bond Funds, iShares Lehman MBS Fixed-Rate Bond Fund and iShares Lehman TIPS Bond Fund. John Sulski and Lee Sterne are primarily responsible for the day-to-day management of the iShares iBoxx $ High Yield Corporate Bond Fund, iShares iBoxx $ Investment Grade Corporate Bond Fund and the Credit Bond Funds. John Sulski, Joseph Kippels and Lee Sterne (collectively, the “Portfolio Managers”) are primarily responsible for the day-to-day management of the iShares Lehman Aggregate Bond Fund and Government/Credit Bond Funds. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his portfolio management team with more limited responsibilities.

John Sulski has been employed by BGFA and BGI as a portfolio manager and credit trader since 2004. Prior to joining BGFA and BGI, Mr. Sulski received a Master’s degree in Financial Engineering from the Haas School of Business, University of California Berkeley, which he attended from 2003 to 2004. From 2002 to 2003, Mr. Sulski was employed by Collabnet, Inc. as an Information Technology Consultant.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Prior to becoming a portfolio manager, Mr. Sterne was employed by BGFA and BGI as a fixed income trader from 1996 to 2001.

Joseph Kippels has been employed by BGFA and BGI as a portfolio manager since 2005. Prior to joining BGFA and BGI, Mr. Kippels was employed by Mirant Americas Energy Marketing, LP as a trader and position manager from 2000 to 2003. Mr. Kippels received a Master’s degree in Business Administration from Duke University’s The Fuqua School of Business, which he attended from 2003 to 2005.

If you have any questions regarding this Supplement, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-081-07007

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.

iShares®

iShares Trust

Supplement dated July 27, 2007 to the

Statement of Additional Information (“SAI”) dated July 1, 2007 for the iShares Bond Funds

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

The	Officer table on page 21 of the SAI is hereby replaced with the following table:

Name (Year of Birth) Officers	Position	Principal Occupation(s) During the Past 5 Years
Michael A. Latham (1965)	President (since 2007)

Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (2003-2007); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).

Geoffrey D. Flynn (1956)	Treasurer and Chief Financial Officer (since 2007)

Director, Mutual Fund Operations, BGI (since 2007); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (1952)	Secretary (since 2007)

Head of Legal Administration -- IIB, BGI (since 2006); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel, Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (1963)	Vice President and Chief Legal Officer (since 2007)	Associate General Counsel, BGI (since 2004); First Vice President, Merrill Lynch Investment Managers (1993-2004).

Amy Schioldager (1962)	Executive Vice President (since 2007)	Head of U.S. Indexing, BGI (since 2006); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

H. Michael Williams (1960)	Executive Vice President (since 2007)	Head, Global Index and Markets Group, BGI (since January 2006); Global Head of Securities Lending, BGI (2002-2006).

Patrick O’Connor (1967)	Vice President (since 2007)	Head of iShares Portfolio Management, BGI (since 2006); Senior Portfolio Manager, BGI (since 1999).

Lee Sterne (1965)	Vice President (since 2007)	Senior Portfolio Manager, BGI (since 2004); Portfolio Manager, BGI (2001-2004).

Matt Tucker (1972)	Vice President (since 2007)	Head of U.S. Fixed Income Investment Solutions, BGI (since 2005); Fixed Income Investment Strategist, BGI (2003-2005); Fixed Income Portfolio Manager, BGI (1997-2003).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-082-07007

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE